UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2005

Capstead Mortgage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-8996	752027937
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8401 North Central Expressway, Suite 800, Dallas, Texas		75225
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-874-2323

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 21, 2005 Capstead Mortgage Corporation issued a press release announcing its second quarter 2005 results. A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by Capstead Mortgage Corporation dated July 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capstead Mortgage Corporation

July 26, 2005	By:	/s/ Phillip A. Reinsch

Name: Phillip A. Reinsch
Title: Chief Financial Officer and Senior Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release